EXHIBIT 10.6
                               AGREEMENT OF LEASE

         THIS AGREEMENT OF LEASE (the "LEASE") is dated as of this 31st day of December 2003 by EMERSON INVESTMENTS INTERNATIONAL, INC., hereinafter ("LANDLORD") and by EMPIRE FINANCIAL HOLDING COMPANY, hereinafter ("TENANT"), for the premises which are more particularly described in EXHIBIT "A" which is attached to this Lease ("PREMISES"). Landlord leases unto Tenant, and Tenant does hereby rent;, lease and take the Premises under this Lease for the term and according to the covenants and conditions set forth as follows:

ARTICLE ONE
                                   DEFINITIONS

1.1 DEFINITIONS. As used in this Lease, the following terms shall have the following meanings:

         A. BUILDING: The Building on the real property situated at 2170 West State Road, 434 Longwood, FL 32779, including all surface parking areas.

         B. PREMISES: That part of the Building outlined on EXHIBIT "A" called Suite 100 on the 1st floor of the Building, including all tenant improvements made by Landlord pursuant to paragraph 2.2. The Premises shall consist of approximately 6,491 rentable square feet, which includes a portion of the common area as defined hereinafter.

         C. Estimated Commencement Date: March 1, 2004.

         D. TERMINATION DATE: The last day of the month corresponding to the schedule of months shown below, unless sooner terminated as provided in this Lease.

         E. TERM: A period commencing on the Commencement Date and expiring at midnight on the Termination Date.

         F. RENT TERM as follows plus applicable sales tax:

                 PERIOD                 RATE PER RENTABLE SQUARE FOOT
                 ------                 -----------------------------
         03/01/04 thru 08/31/04                   Free Rent
         09/01/04 thru 02/28/05                    $ 15.50
         03/01/05 thru 02/28/06                    $ 16.00
         03/01/06 thru 02/28/07                    $ 16.00
         03/01/07 thru 02/29/08                    $ 16.40
         03/01/08 thru 02/28/09                    $ 16.80
         03/01/09 thru 02/28/10                    $ 17.25

         G. SECURITY DEPOSIT: $ 8,384.00.

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         H. LANDLORD'S MAILING ADDRESS:

         Emerson Investments International, Inc.

         5728 Major Blvd., Suite 200

         Orlando, Florida 32819

         I. NORMAL BUSINESS HOURS FOR PURPOSES OF HEATING AND AIR CONDITIONING:
The hours from 8:00 a.m. to 9:00 p.m. Monday through Friday, except recognized holidays, and from 8:00 a.m. to 3:00 p.m. Saturdays, except recognized holidays.

         Tenant shall have use of the Premises at any time.

         J. WATT LOAD: N/A watts

         K. BROKER, IF APPLICABLE:

         L. PERMITTED USE: General Office Purposes.

         M. TENANT'S REPRESENTATIVES: Tenant's employees, agents, contractors, licensees and invitee.

         N. COMMON AREAS: Lobby area, corridors and lavatories on the floor on which the Premises are situated, stairways, shipping and receiving areas, mechanical areas, plaza and areas exterior to the Building.

         O. PROPERTY: The Land and the Building, including all Common Areas.

         P. Tenant shall abide by Building Rules and Regulations hereto attached as EXHIBIT "B" and incorporated herein.

         Q. Tenant, upon request from Landlord, shall complete estoppel forms.

                                  ARTICLE TWO
                                      TERM

2.1 LENGTH OF TERM. The term of the Lease ("Term") commences on March 1, 2004 (the "Commencement Date"), and ends on, February 28, 2010 (the "Termination Date"), unless postponed or sooner terminated in accordance with this Lease.

2.lA OPTION TO RENEW. Provided Tenant is not in default of the Lease, Tenant shall have the right to renew the entire Premises for one (1) additional period of five (5) years ("OPTION TERM"). If the Option Term is exercised, the Base Remit during the Option Term shall be at the then prevailing fair market rate.

2.2 IMPROVEMENTS TO PREMISES AND MOVING ALLOWANCE: Landlord shall provide Tenant with an allowance ("The Allowance") as a credit against the cost of the improvements to the premises and moving expenses, including the Non-Standard Improvements. The Allowance

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shall be equal to TEN DOLLARS & NO CENTS ($10.00) per square foot of "Rentable floor area" of the Premises, subject to a mutually agreed upon moving expenses, space plan for the premises, utilizing building standard finishes and materials including architectural and engineering. Furthermore, as part of The Allowance, Landlord hereby approves the purchase and installation of a backup generator system (system to be determined) to provide power during electrical failure to certain parts of the Premises as designated by Tenant. To the extent that the total cost of The Allowance is exceeded, including the Non-Standard Improvements, Tenant shall pay to Landlord, upon receipt of a detailed invoice from Landlord to Tenant, the full amount of such excess within thirty (30) days following Substantial Completion. Landlord's detailed invoice to Tenant shall be the only documentation required for Tenant payment to Landlord upon the terms described above.

         If Tenant incurs any costs, then notwithstanding any provision in this Lease and without implying that any such right exist, Tenant shall have no right to cancel or terminate this Lease. Tenant's Costs represent a reimbursement of monies expended by Landlord on. Tenant's behalf. Any delay in construction of the Improvements to Premises or in Tenant taking occupancy of the Premises resulting from Tenant's failure to make any Tenant's Costs payment when due shall be Tenant's responsibility. Tenant's failure to pay any portion of Tenant's Costs when due shall constitute a default under the Lease (subject to any applicable notice requirements or grace periods), entitling Landlord to all of its remedies thereunder.

         Tenant shall not receive any credit or payment for any unused portion of the Tenant Improvement Allowance and any unused allowance shall be forfeited if not utilized for its intended purpose within six months of the date of the Lease,

2.3 ALTERNATIVE COMMENCEMENT DATES. In the event the Premises are not ready for occupancy by the Tenant on the Commencement Date, because of strike, material shortage, destruction (partial or total), natural disaster, prior Tenant's failure to deliver possession or any cither reason other than through the fault of Tenant, the Term shall begin on the date the Premises are ready for occupancy by the Tenant and the Term shall be extended for a period of time equal to that which shall have elapsed between the Commencement Date and the date on which the Premises are ready for occupancy by the Tenant, Tenant acknowledges and agrees that the delay of the commencement of the Term and the extension of the Term, as provided for herein, shall be the frill extent of Landlord's liability for a delay hereunder.

         In the event that Landlord's inability to deliver possession of the Premises is caused, in whole or in part, by Tenant, its employees, agents, contractors, invitee or guests, the Term shall commence on the date which is the later of the Estimated Commencement Date or the date on which the Premises would have been available for occupancy, the good faith determination of same by Landlord will be deemed conclusive, absent manifest error.

                                 ARTICLE THREE
                                 USE 0F PREMISES

3.1 PERMITTED USE. Tenant shall use and occupy the Premises for general office purposes for the conduct of Tenant's business and not for other purposes. Furthermore the Premises shall not be used for any illegal purpose, nor in any manner, which is disruptive to

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other tenants; nor in any manner to invalidate Landlord's insurance or to increase Landlord's insurance premium rates. In the event the Landlord's insurance premiums are increased due to Tenant's use of the Premises, Tenant shall pay the amount of any such increase to Landlord within three (3) days of demand by Landlord. Tenant shall procure, at its own cost and expense, all necessary licenses and permits for Tenant's use of the Premises, Landlord has made no inquiries about and makes no representations, express or implied, concerning whether Tenant's proposed use of the Premises is permitted under applicable law, including applicable zoning law; should Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

         The Tenant will not, without the written consent of the Landlord, use any apparatus, machinery, equipment or device in or about the Premises, which may cause any excessive noise or setup any vibration or which in any way would increase the amount of electricity or water normally supplied to the Premises for use as general offices. Tenant shall not connect any apparatus machinery, equipment or device with existing water lines without the consent of the Landlord.

3.2 COMPLIANCE WITH LAW. Tenant shall not use the Premises nor permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sale cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force requiring Tenant's compliance and with the requirements of any board of underwriters, environmental agency, or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises.

3.3 RULES AND REGULATIONS. Tenant shall comply with the rules and regulations annexed to this Lease which by reference are incorporated herein, and all reasonable modifications and additions to the regulations from time to time adopted by the Landlord. The Landlord shall not be responsible to the Tenant for the non-performance of any of the regulations by any other Tenant or occupant of the Building. The existence of and incorporation into this Lease of the regulations shall not have the effect of subrogating the Tenant to the rights of the Landlord to enforce the regulations against other Tenants in. the Building. The existence of the regulations shall not be construed to impose upon the Landlord any duty or obligation to enforce the regulations.

                                  ARTICLE FOUR
                                      RENT

4.1 RENT. Tenant shall pay to the Landlord, at the place hereinafter designated by the paragraph entitled "Notices", or at such other place as the Landlord may from time to time designate the aggregate annual sum Rent in. monthly installments as specified in Paragraph 1.1F. The payment of Rent shall be due and payable in legal tender of the United States of America in. advance without notice, demand, deductions, tight of reduction to set-off of any kind on the first day of each month, plus all sales and use taxes (if any) thereon. The first such installment shall be paid on or before the first day of the first full calendar month of the Term and a such appropriate sum on or before the first day of each and every successive calendar month thereafter

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during the Term. In the event the Tenant takes possession on a date other than the first of the month or this Lease terminates on a date other than the last day of the month, the monthly installment of Rent will be prorated.

4.2 SALES AND PROPERTY TAXES. Tenant agrees to pay, before delinquency, any and all taxes levied or assessed and which become payable during the term upon Tenant's equipment, furniture, fixtures and other personal property located in the Premises, directly to the appropriate governmental taxing authority.

4.3 HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or any part thereof after termination, by lapse of time or otherwise, double the amount of the daily fixed rental for the last period prior to the date of such termination. Tenant shall also pay all damages sustained by the Landlord by reason of such retention, or, if the Landlord gives notice to the Tenant of Landlord's selection thereof, such holding over shall constitute a renewal of this Lease on a month-to-month basis. However, acceptance by the Landlord of Rent after such termination shall not constitute a renewal and this provision does not waive the Landlord's right of reentry or any other right guaranteed under this Lease.

4.4 PAYMENT OF SUMS OTHER THAN RENT. Any sums due the Landlord other than Rent or Additional Rent shall be due and payable within ten (10) days after the Landlord, renders a statement. Any sums not paid within said ten-day period shall bear interest thereafter at eighteen percent (18%) per annum until payment is made.

4.5 LATE CHARGES. Notwithstanding anything to the contrary contained herein, in. order to cover the extra expense involved in. handling delinquent payments, Tenant shall pay a "late charge" of five percent (5%) of the total amount overdue when any installment of Rent or any other amount due for any reason is received at the Landlord's address listed above more than ten (10) days after the due date thereof. This charge is for extra expenses incurred by the Landlord and shall not be considered interest or penalty.

                                  ARTICLE FIVE
                                SECURITY DEPOSIT

5.1 DEPOSIT AND USE OF SECURITY DEPOSIT. Tenant has deposited the sum of $8,384.00 with the Landlord as a security deposit ("Security Deposit"), the receipt of which is acknowledged. The Security Deposit shall be held by the Landlord without liability for interest, as security for the faithful performance by the Tenant of all of the terms and conditions of this Lease to be observed and performed by Tenant. If any of the rents herein reserved or any other sum payable by the Tenant to the Landlord shall be overdue and unpaid, or should Landlord make payments on behalf of the Tenant, or should Tenant fail to perform any of the terms, covenants or conditions of this Lease, then the Landlord may, at its option and without prejudice to any other remedy which the Landlord may have, appropriate and. apply all or part of the security deposit toward the payment of the Rent, loss or damage sustained by the Landlord due to the breach on the part of the Tenant or any sums that were paid by Landlord for or on behalf of Tenant. Landlord's claim against the Security Deposit includes any damage or deficiencies in the reletting of the Premises due to Tenant's default, whether such damage or deficiencies accrue before or after summary proceedings or other reentry by the Landlord.

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                                  ARTICLE SIX
                                   RELOCATION

6.1 RIGHT TO RELOCATE. Landlord, at its sole expense, on at least sixty (60) days prior written notice, may require Tenant to move from the Premises to other space on the 1st floor of comparable size, which means at least 100% of the original Premises, with decor comparable to the Premises and within the same building, in order to permit the Landlord to consolidate the space leased to the Tenant with other adjoining space leased or to be leased to another tenant in the Building or to any prospective new tenant for the Building. In the event of any such relocation, the Landlord will also pay the expense of moving Tenant's furniture and equipment to the relocated Premises. An appropriate adjustment shall be made in the Rent based on any variance between the Rentable Area in the Leased Premises and the Rentable Area in the Premises to which Tenant is relocated, except that Rent shall not be adjusted upward if the relocated Premises are larger than the original Leased Premises. Landlord shall have the right, in Landlord's reasonable discretion, to use such decorations and materials from the existing Premises, or other materials so that the space to which Tenant is relocated shall be comparable in its interior design and decoration to the Premises from which Tenant is removed.

6.2 ORIGINAL OBLIGATIONS CONTINUE. Nothing contained herein shall be construed to relieve Tenant or to imply that Tenant is relieved of any obligation or liability by reason of the provisions of Paragraph 2 of this Lease, the provisions of which paragraph shall be applied to the space to which Tenant is relocated on the same basis as said provisions were applied to the Premises from which Tenant is removed.

6.3 OBLIGATION TO EXECUTE LEASE ADDENDUM. In the event of a relocation, Tenant shall execute an Addendum to this Lease which will substitute the description of the new Premises for the description of the Premises contained in the Lease and will appropriately adjust the square footage of Rentable Area contained in the Premises as well as any other adjustments reasonably required as a result of the relocation.

                                 ARTICLE SEVEN
                    TENANT'S OBLIGATIONS WITH RESPECT TO THE
                            PREMISES AND THE BUILDING

7.1 INITIAL CONDITION. Taking of possession of the Premises by the Tenant shall be conclusive evidence that the Tenant accepts the Premises in "as is" condition and the Premises and the Building were in good and satisfactory condition at the time possession was taken. Tenant understands and agrees, except as stated in Exhibit "A", that the Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises, the Land or the Building has been made by the Landlord except as specifically contained in this Lease.

7.2 TENANT OBLIGATIONS. The Tenant shall, at the Tenant's expense, keep the Premises and the fixtures and appurtenances therein in good condition and repair, in a sanitary and safe condition and shall commit no waste of the Premises or the Building. Tenant shall, at its cost, repair, replace or restore any damage to the Premises caused by the Tenant. If Tenant fails to

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make repairs and. maintain the Premises or any part thereto in a manner reasonably satisfactory to the Landlord, the Landlord shall have the right to make such repairs or perform such maintenance on behalf of the Tenant, and the Tenant shall pay to the Landlord as Additional Rent the cost incurred, by the Landlord in performing such repair and maintenance.

7.3 ALTERATIONS. Tenant shall not make nor allow to be made any alterations, additions or improvements to or of the Premises or any p art thereof without the express prior written consent of the Landlord. Any alterations, additions or improvements (except movable furniture and trade fixtures) shall at once become a part of the Premises and become the property of the Landlord. In the event the Landlord consents to any alterations, additions, or improvements to the Premises by the Tenant, the Tenant shall undertake such alterations, additions or improvements at the Tenant's sole cost and expense and. any contractor or person selected by the Tenant must first be approved in writing by the Landlord. Upon the expiration or earlier termination of the Term, the Tenant shall upon demand by the Landlord, at the Tenant's sole cost and expense, immediately remove any alterations, additions, or improvements made by the Tenant, designated by the Landlord to be removed, and the Tenant shall, immediately and at its sole cost and expense, repair any damage to the Premises caused by such removal and restore the Premises to its original condition, reasonable wear and tear excepted.

7.4 SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by the Tenant, or a mutual cancellation thereof, shall not automatically work a merger of the Landlord's and Tenant's estates. At the option of the Landlord such surrender shall terminate all or any existing subleases or sub tenancies, or may, at the option of the Landlord, operate as an assignment to it of any or all such subleases or sub tenancies. Upon the termination of the Term, by lapse of time or otherwise, the Tenant shall surrender the Premises in the same condition as they have been received, excepting only reasonable use and wear and tear and damage by act of God or by the elements. If the Tenant is requested by the Landlord to remove any personal property from the Building upon the termination of the Lease and shall have failed to remove same the Landlord may at its option remove Tenant's personal property in the manner the Landlord may choose and store said personal property without liability to the Tenant for the loss thereof. Tenant shall pay the Landlord on demand any and all expenses incurred in such removal and storage, including court costs and attorney's fees. The Landlord may, in its sole discretion, without notice, sell the personal property or any part thereof at private sale and without legal process for such price as the Landlord may obtain. Landlord shall apply the proceeds of the sale first upon the expense incident to the removal and sale of the personal property, apply the balance to any amounts due from the Tenant to the Landlord pursuant to this Lease; and hold any additional balance, without interest, for the benefit of the Tenant.

7.5 MECHANICS' LIENS. In accordance with the applicable provisions of the Florida Mechanic's Lien Law and specifically Florida Statutes, Section 713.10, no interest of Landlord whether personally or in, the Premises, the Land, or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder, further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder. shall promptly notify the contractor making such improvements to the Premises of this provision exculpating Landlord's liability for such liens. Notwithstanding the foregoing, in the event that, in contravention of the terms hereof, any such lien is claimed against the Premises, the Building, or the Land, Tenant shall have ten (10)

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days after receipt of written notice thereof to remove said lien and thereafter, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Tenant's failure to remove any lien within the ten (10) day period set forth herein shall constitute an event of default hereunder, entitling Landlord to all rights and remedies available under this Lease or at Law. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord within ten (10) days of receipt of Landlord's demand therefore.

7.6 SIGNS AND OTHER STRUCTURES. The Tenant shall not place or maintain or permit to be placed or maintained, and shall promptly remove any that maybe placed, any signs, awnings structures, materials or advertising of any kind whatsoever on the exterior of the Building, or on any exterior windows in said Building, or elsewhere within the Premises, so as to be visible from the exterior of the Building, or on the interior walls or partitions, including doorways of the Premises, visible from the public hallways or other public areas of the Building without the express prior written consent of the Landlord which consent may be withheld by Landlord in its sole discretion. Tenant agrees that any signs erected by it without Landlord's prior approval or not maintained in accordance with the Landlord's policy will be removed by the Tenant at the Landlord's request or may be removed by Landlord at the Tenant's expense.

                                 ARTICLE EIGHT
              LANDLORD'S OBLIGATIONS WITH RESPECT TO TILE PREMISES

8.1 LANDLORD'S OBLIGATIONS. Landlord agrees to furnish to the Premises, during reasonable and normal business hours, and subject to the Rules and Regulations now or hereafter adopted by the Landlord, the following services:

         (a) office use, replacement of Building Standard lamps, and water at those points of Electricity (commensurate with the present electrical system and wiring supplying approximately 110 volts) for lights and other usual and ordinary office purposes (unless otherwise indicated and agreed upon in EXHIBIT "A"), including such electrically operated office equipment as electric typewriters, ordinary desk-type calculators, and adding machines, computers and word processing equipment and other light fractional-horsepower miscellaneous machinery. No machinery or equipment, whether electrically powered or otherwise, other than the usual and. ordinary light, fractional-horsepower office equipment shall be placed in or upon the Premises without the written consent of the Landlord, and then only upon such terms and conditions and in such manner and at such locations, and subject to such restrictions as to use and times for the use thereof, as the Landlord may prescribe.

         (b) Cleaning services, normal and usual in a. first class office building, on Monday through Friday, except New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (collectively "HOLIDAYS").

         (c) Automatically operated elevator service, public stairs, electrical current for lighting, incidentals and normal supply provided for general use of its tenants at all times and on all days of year.

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         (d) Heating, ventilating and. air conditioning on Monday through Friday from 8:00 a.m. to 9:00 p.m. and Saturdays from 8:00 a.m. to 3:00 p.m., except Holidays. Landlord shall also furnish heating, ventilating and. air conditioning at such other times as are now provided for herein, provided Tenant gives written request to Landlord before noon of the business day preceding such intended extra usage, and provided Tenant pays to Landlord the sum of $20.00 per hour for the extra usage of heating or air conditioning, which Landlord may bill monthly.

         (e) Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or deduction of rental by reason of the Landlord's failure to furnish any of the foregoing services, Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Nor shall any such failure relieve the Tenant from the duty to pay the full amount of Rent and other sums of money herein provided to be paid by the Tenant, nor shall it constitute a constructive eviction of the Tenant.

8.2 SUPPLEMENTAL SERVICES. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, the Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof; including the cost of installation, operation and maintenance shall be paid by the Tenant to the Landlord upon demand by the Landlord.

8.3 DUTY TO REPORT DEFECTIVE CONDITIONS. Tenant agrees to report immediately in writing to the Landlord any defective condition in or about the Premises, the Land. or the Building known to Tenant whether Tenant is obligated to repair such defective condition or not; and a failure to report the same shall make the Tenant liable to the Landlord. for any expense or damage resulting from such failure to notify.

                                  ARTICLE NINE
                            PARKING AND COMMON AREAS

9.1 PARKING AND USE OF COMMON AREAS.

         (a) In addition to the Premises, Tenant shall have the non-exclusive use of the automobile parking areas, together with Common Areas (as designated by Landlord. from time to time), driveways and footway. Tenant's rights hereunder shall be subject to the terms and conditions of this Lease and to reasonable rules and regulations regarding the use thereof; as may from time to time be prescribed by the Landlord.

         (b) Landlord shall not be liable for any damage of any nature whatsoever to or any theft of, vehicles or the contents thereof; while in or about the parking areas.

                                  ARTICLE TEN
                          INSURANCE AND INDEMNIFICATION

10.1 INDEMNIFICATION AND HOLD HARMLESS. Landlord shall not be liable to Tenant for any injury or damage to any person or property in or about the Premises, building or Land from any cause whatsoever, including, and without limiting the generality of the foregoing, water

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leakage caused by water leaks of any character from the roofs, walls, pipes, basement or other portion of the Premises, the Building or the Land, or caused by gas, fire, oil, electricity or any cause whatsoever in, on or about the Premises or the Building or any part thereof, except for injury or damage caused by gross negligence of Landlord.

         Except to the extent caused by willful or negligent act or omission or breach of this Lease by Tenant or anyone for whom Tenant is legally responsible, Landlord will indemnify and hold Tenant harmless from and against any and all liability, loss claims, demands, or damages or expenses (including reasonable attorneys' fees) due to or arising out of any willful or negligent act or admission of or breach of this Lease by Landlord or anyone for whom Landlord is legally responsible.

         The Tenant will indemnify, defend and save harmless the Landlord and its agents from and against any and all liability, claims, demands, damages, expenses, fees, fines, penalties, suits, proceedings, actions and costs of actions of any kind and nature, including attorneys' fees, and attorneys' fees on appeal for injury to persons (including death) or property of the Landlord:

         (a) occurring in, on or about the Land, the Building or the Premises, or any part thereof (including without limiting the generality of the foregoing, elevators, stairways, passageways or hallways, driveways, ramps and parking areas), when any such injury or damage shall be caused by the acts or omissions or negligence, fault or omission of the Tenant, its agents, servants, employees, or licensees or invitee, or by any person under the control or direction of the Tenant or shall have arisen in connection with or as a result of Tenant or its agents, servants, employees, licensees or guests' use of the Premises or presence in the Building or on the Land, unless caused. by the gross negligence of Landlord; or

         (b) arising or growing out of or connected. with any breach, violation, nonperformance, or failure to abide by any covenant, condition, agreement or provision contained. in this Lease on the part of the Tenant to be kept, performed complied with or abided by.

10.2 LANDLORD'S INSURANCE. Landlord shall insure the Building and shall maintain liability and other insurance in such amounts as may be required by Landlord's mortgagee, or in such amounts as Landlord, in its sole discretion, may deem appropriate. All such insurance shall be for the sole benefit of Landlord and, if required, Landlord's mortgagee. Tenant will not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept upon the Premises, the Building or the Land which will increase Landlord's rate of insurance on the Building. If by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, Tenant will reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant. Tenant agrees to comply with any requests or recommendation made by Landlord's insurance underwriter inspectors.

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10.3 TENANT'S INSURANCE.

         (a) Tenant shall, at Tenant's sole expense, obtain and keep in force during the Term and any extension or renewal thereof: (i) fire and extended coverage insurance with vandalism and malicious mischief endorsements and a sprinkler leakage endorsement, on all of its personal property, including removable trade fixtures, located in the Premises, and on all leasehold improvements and all additions and improvements made by Tenant for not less than the full replacement cost thereof; (ii) comprehensive general liability insurance, including contractual liability coverage, insuring Landlord (as an additional insured) and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, and (iii) workman's compensation and employer's liability insurance, if required by applicable laws.

         (b) Tenant's insurance shall be with insurance companies approved by Landlord. No insurance shall be approved by Landlord if the company is not: (i) a responsible insurance carrier authorized to issue the relevant insurance, (ii) authorized to do business in Florida, and (iii) at least A-rated in the most current edition of Best's insurance Reports and shall have minimum limits of Five Hundred Thousand and No/100 Dollars ($500,000.00) for any loss of or damage to property from any one accident, and One Million and No/100 Dollars ($1,000,000.00) for death of or injury to any one person from any one accident. The limits of the insurance shall not, however, limit the liability of the Tenant hereunder. The policies cannot contain provisions, which deny coverage because the loss is due to the fault of Landlord or Tenant. If Tenant shall fail to procure and maintain the insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Tenant shall deliver to Landlord, prior to occupancy of the Premises, copies of policies of liability insurance required herein, or certificates evidencing the existence and amount of such insurance, with loss payable clauses satisfactory to Landlord. Notwithstanding anything herein to the contrary, Landlord. shall have the tight to review the Tenant's insurance on every year and may require Tenant to alter its insurance coverage to cover the effects of inflation and to include or eliminate certain provisions in the Tenant's insurance policy which reflects the then-current industry standards for the type of insurance coverage.

         (c) Notwithstanding anything herein to the contrary, the parties hereto release each other and their respective authorized representatives from any claims for damage to any person or to the Premises, the Building and the Land that are caused. by or result from risks that are insured against when any insurance policies carried by the parties and in force as of the time of any such damage or injury.

10.4 SUBROGATION. Insurance carried by Tenant against loss or damage by fire or other casualty shall contain, if available without additional cost, a clause whereby the insurer waives its; right to subrogation against the Landlord.

                                 ARTICLE ELEVEN
                       DAMAGE BY CASUALTY AND CONDEMNATION

11.1 DAMAGE BY CASUALTY. In the event the Premises or the Building are damaged by fire or other casualty, and the Landlord has adequate insurance coverage, the Landlord shall forthwith repair the damage, provided the repairs can be made within one hundred eight (180) days from the date of casualty and provided the Landlord receives insurance proceeds adequate to pay for the cost of the repairs. During the period of repair, this Lease shall remain in full force and effect except that the Tenant shall be entitled to a proportionate reduction in its Rent and other monetary obligations while such repairs are being made. The proportionate reduction such sums are to be based upon the extent to which the damage or casualty materially affects the ability of the Tenant to use the Premises for the Permitted Use. If the Landlord determines that the repairs cannot be made within the one hundred eighty (180) day period, or if insurance proceeds are not available to cover the cost of said repairs, the Landlord shall have the option either (i) to repair or restore such damage, this Lease continuing in full force and effect but the Rent to be proportionately reduced as above stated, or (ii) give notice to the Tenant at any time within one hundred and. twenty (120) days after the date of the casualty terminating this Lease. In the event of the giving of such notice this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified. in such notice and Rent and other sums, as abated or reduced, shall be paid up to the date of such termination. The Landlord agrees to refund to the Tenant any rent theretofore paid applicable to any period of time subsequent to the date of termination. Notwithstanding anything to the contrary, the Landlord shall not be required. to repair any injury or damage by fire or other casualty, or to make repairs or replacements of any paneling, decorations, partitions, railings, ceilings, floor coverings, office fixtures or any other property installed in the Premises by the Tenant. In the event that Landlord elects to repair or restore the damage to the Premises an such repairs or restoration are not completed within two hundred ten (210) days from the date of casualty, Tenant may, at its option cancel this Lease.

11.2 CONDEMNATION. If all of a material portion of the Premises, the Building or the Land (notwithstanding the fact that the Premises may not be affected by such taking or appropriation) shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord shall have the right at its option, to terminate this Lease, and the Landlord shall be entitled to any and all income, rent, awards, or any interest therein whatsoever that may be paid or made in connection with such public or quasi-public use or purpose and the Tenant shall have no claim against the Landlord or the condemning authority for the value of any unexpired term of this Lease. Tenant may, however, in a separate, subsequent proceeding make a claim for trade fixtures installed in the Premises, at Tenant's expense, Tenant's moving costs and Tenant's attorney's fees. If only a part of the Premises shall be so taken or appropriated, and Landlord. does not terminate this Lease in accordance with the foregoing, then this Lease shall continue in full force and effect and the rental thereafter to be paid shall be equitably reduced. The Tenant may terminate this Lease by reason of taking or an appropriation under eminent domain authority only if such taking or appropriation shall be of such extent and nature as to substantially handicap, impede or impair the Tenant's use of the Premises for the purposes set forth herein.

11.3 EXISTING MORTGAGES. This Lease is subject, subordinate, and inferior to any mortgage on the Premises and any and all amendments, renewals, and replacements thereof, and, in the event that any mortgagee, its successors or assigns, or any purchaser of the Premises at a foreclosure sale of by deed in lieu of foreclosure, acquires title to the Premises and elects not to terminate this Lease it shall not be bound by any Rent paid by the Tenant for more than one (1) month in advance, subject to any offset or deduction against any prior Landlord, nor be liable for any default under the Lease by any prior Landlord, or liable for the payment of any Tenant Improvement or other allowance or any other concession or for the return of any Security Deposit not delivered to it.

                                 ARTICLE TWELVE
                            ASSIGNMENT AND SUBLETTING

12.1 Tenant may not, without the prior written consent of the Landlord which consent may not be unreasonably withheld by Landlord in its sole discretion, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, nor sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant and its employees. Consent by Landlord to one assignment or sublease shall not destroy or waive this provision, and all other assignments and subleases shall like wise be made only upon the prior written consent of the Landlord. In the event of a proposed sublease or assignment, Landlord may, in lieu of consenting or denying such assignment or sublease, cancel this Lease as to the space proposed to be assigned or sublet. If' such cancellation is only for part of the Premises, then equitable adjustments shall be made to the Rent and other sums payable by Tenant pursuant to this Lease. If Landlord consents to an assignment or sublet (i) such obligations or liabilities under this Lease and (ii) any extensions, renewals, first refusal rights or options hereunder will automatically be of no force or effect for the assignee or sub lessee or Tenant. If Tenant is any entity, any change to the structure of such entity or any disposition(s) of any of the interests therein by sale, assignment, operation of law or otherwise, or any change in the power to vote the interests therein, will be treated as a prohibited assignment of this Lease requiring Tenant to obtain Landlord's prior written consent. In the event any assignment or subleasing is consented to by Landlord. Tenant shall pay to Landlord any rent or other consideration received. by Tenant in excess of the amount of Rent and. other sums which the Tenant is paying or is obligated to pay during the term of the assignment or sublease. Sublessee or assignees shall become and shall expressly agree in writing to become liable to the Landlord for all obligations of the Tenant, without relieving the Tenant's liability, which liability shall remain unabated during the term of this Lease Agreement and. any renewals thereof. Any attempt by Tenant to sublease or assign its interest hereunder without Landlord's consent shall be null and void and of no effect, Furthermore such attempted assignment or sublease shall constitute a default hereunder.

                                ARTICLE THIRTEEN
                          SALE OR MORTGAGE BY LANDLORD

13.1 MORTGAGEE'S RIGHTS AND ESTOPPEL LETTERS. Tenant agrees that this Lease is and shall be inferior and subordinate to any mortgage deed and security agreement now or in the future encumbering the Building or Land and to all advances already made, or which maybe hereafter made, on account of the mortgage deed and. security agreement to the full extent of all debts and charges secured thereby and to any renewals, enlargements or extensions of any part thereof and to any mortgage which the Landlord, any owner of or other Landlord of the Building or Land may hereafter, at any time, elect to place on the Building or Land. Tenant shall upon request execute any document which the Landlord may deem necessary to accomplish that end, and, in the event Tenant fails to do so within five (5) days of Landlord's request, the Landlord is granted a power-of-attorney by Tenant and is empowered to execute such document or documents in the name of the Tenant, and as the act and deed of the Tenant, and this authority is hereby declared to be coupled with an interest in real estate and not revocable.

         The Tenant at any time and from time to time at the request of the Landlord (including at the time of Commencement Date), or of any mortgagee or purchaser or any prospective mortgagee or purchaser of the Premises or of the Building or the Land, will execute, acknowledge and deliver to the Landlord, or such mortgagee or purchaser or prospective mortgagee or purchaser requesting the same, a certificate executed by the Tenant certifying:

         (a) That this Lease is unmodified and in full force and. effect (or, if there had been. modifications, that the same is still in fall force and effect as modified and stating the modifications);

         (b) Whether or not there are then existing any offsets or defenses against the enforcement of any of the terms hereof (and, if so specifying same);

         (c) That there exist no condition or event which constitutes an event of default hereunder or which, after notice or lapse of time, or both, would constitute an event of default or if any such condition or event exists, specifying the nature and period of existence thereof and what action the Tenant has taken, is taking and purposes to take with respect thereof;

         (d) The dates, if any, to which the Rent and other sums or other charges and deposits have been paid in advance;

         (e) The amount of rentable square footage comprising the Premises and the Commencement Date (i.e. the date when Tenant's obligation to pay rent commences) of this Lease; and

         (f) It is agreed by the Tenant that any such certificate may be relied upon by the Landlord, any purchaser or prospective purchaser and. any mortgagee or prospective mortgagee of the Premises or of the Building or the Land, or any part thereof.

         In the event of foreclosure, or the transfer of title by a deed in lieu of foreclosure, Tenant agrees, upon request to attorn to the purchaser or transferee pursuant to any such transfer in lieu of foreclosures or at foreclosure sale and at the option of such purchaser or transferee, the Tenant shall thereafter remain bound, pursuant to the terms of this Lease as if a new and identical Lease between such purchaser or transferee, as Landlord, and. Tenant, as Tenant, has been entered into for the remainder of the Lease Term.

13.2 SALE BY LANDLORD. In the event of a sale or conveyance of the Building and/or the Land by the Landlord, so long as Landlord has given the Tenant notice of the same, the same shall operate to release the Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of the Tenant. In such event, the Tenant agrees to look solely to the successor in interest of the Landlord in and of this Lease in pursuit of any remedies or obligations due Tenant hereunder. This Lease shall not be affected by any such sales, and the Tenant agrees to attorn to the purchaser or assignee.

                                ARTICLE FOURTEEN
                              DEFAULTS AND REMEDIES

14.1 DEFAULTS. The following shall be events of default hereunder:

         (a) In the event that Rent, additional rent or any other monetary amounts owed by Tenant hereunder, are not paid within five (5) days of the date when due;

         (b) In the event, the Premises are abandoned, deserted or vacated; or

         (c) In the event, the Tenant fails to comply with a term, provision or covenant of this Lease, or the Tenant violates any rules and regulations now or hereafter established. for the operation of the Building and such failure is not cured within ten (10) days after receipt of notice from Landlord advising Tenant of such default; or

         (d) To the extent permitted by applicable law, any petition is filed by or against the Tenant under any section or chapter of the Federal Bankruptcy Act as amended; (and with respect to an involuntary petition, Tenant shall not have discharged or caused same to be discharged within thirty (30) days from the date of filing or such petition); or

         (e) In the event, the Tenant becomes insolvent or makes a transfer in fraud of credit; or

         (f) In the event, the Tenant makes an assignment for the benefit of creditors; or

         (g) In the event, a. receiver is appointed for a substantial part of all of the assets of the Tenant and said receiver is not discharged within thirty (30) days after the date of appointment thereof; then upon the happening of any of the foregoing events of' default, the Landlord shall have the option to proceed according to one or more of the following courses of action:

                  (i) Terminate this Lease, in which event the Tenant shall immediately surrender the Premises to the Landlord, but if the Tenant shall fail to do so, the Landlord may, without further notice and without prejudice to any other remedy the Landlord may have for possession or arrearage in rental, enter upon the Premises, refuse to repair and maintain any mechanical or electrical system or disconnect any such services to the Premises and expel or remove the Tenant and its personal property without being liable to prosecution or any claim for damages therefore and without said entry affecting the Landlord's right to thereafter claim and collect all monies owed and to be owed under this Lease. The Tenant shall indemnify the Landlord for all loss and damage that Landlord may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in rental, or otherwise;

                  (ii) Declare the entire amount of Rent and other sums owed (based on the most recent figures that would become due and payable during the remainder of the Term to be due and payable immediately, in which event the Tenant shall pay the same at once, together with all rent theretofore due. The Landlord and the Tenant agree that such payment shall not constitute a penalty or forfeiture but is payment of liquidated damages. The acceptance of such payment by the Landlord shall not constitute a waiver of any failure of the Tenant to comply with any term, provision, or covenant of this Lease or any violation of the rules and regulations;

                  (iii) Enter the Premises as the agent of the Tenant without being liable to prosecution or any claim for damages therefore, and relet the Promises as the agent of the Tenant, and receive the rental therefore, and Tenant shall pay to the Landlord, on demand, at the office of the Landlord any deficiency that may arise in the event of such reletting;

                  (iv) As agent of the Tenant, do whatever the Tenant is obligated to do by provisions of this Lease and enter the Premises, without being liable to prosecution or any claims for damage therefore, in order to accomplish this purpose. The Tenant shall reimburse the Landlord immediately upon demand. for any expense that the Landlord may incur in effecting compliance with this Lease on behalf of the Tenant, and the Tenant further agrees that the Landlord shall not be liable for any injury to person or damage to property resulting from such action; and

                  (v) Pursuit by the Landlord and any of the foregoing causes of action shall not constitute an election of remedies nor shall it preclude the pursuit of any other course of action herein provided or any other remedies provided bylaw. No termination of this lease by lapse of time or otherwise shall affect the Landlord's right to collect Rent for a period prior to the termination hereof. No action or thing done by the Landlord or its employee and agents during the Term shall be deemed an acceptance or surrender of the Premises, nor a. constructive eviction, and no agreement to accept a surrender of the Premises shall be valid, unless the same shall be in writing and signed by the Landlord.

                  (h) It shall `be considered a default of this Lease if Tenant fails to supervise or instruct its employees to conduct themselves in a business like manner when in any common areas inside or outside the building as defined by the Landlord.

14.2 ABANDONMENT. In the event of abandonment of the Premises, any personal property belonging to the Tenant and left on the Premises shall be deemed to be abandoned, at the option of the Landlord, and the rights conferred upon the Landlord by this agreement with regard to the disposition of said personal property shall remain in full force and effect.

14.3 RIGHT OF LANDLORD TO PERFORM. All covenants and obligations to be performed by the Tenant under any of the terms of this Lease shall be performed by the Tenant at the Tenant's sole cost and expense and without any abatement of Rent or other sums clue. If the Tenant shall fail to pay any sum of money, other than Rent required to be paid by it hereunder or shall fail to perform any other act on its parts to be performed, and such failure shall continue for ten (10) days after notice hereof by the Landlord (provided, however, in the event of an emergency no such notice shall be necessary), the Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any obligation of the Tenant, perform of the Tenant's behalf any such acts to be made or performed. Any cost so incurred by Landlord, together with interest thereon, at the highest rate allowable by law, shall be payable to the Landlord on demand, and the Landlord shall have the same rights and remedies in the event of the nonpayment of Rent.

14.4 ATTORNEY'S FEES AND COSTS. The Landlord and Tenant further agree to pay all reasonable costs and expenses, including a reasonable attorney's fee, which maybe sustained or incurred by the other party in the enforcement or declaration of any rights, remedies or obligations of the Landlord and Tenant, whether arising under this Lease or granted, permitted or imposed by law or otherwise, including attorney's fees incurred in connection with appellate proceedings.

14.5 DISHONORED CHECKS. If' Tenant makes payment to Landlord with a check which is refused by the drawee because of lack of funds, or credit, Landlord shall have the right to collect a. service charge of One Hundred Dollars ($100.00) or five percent (5%) of the face amount of the check, whichever is greater. If it is necessary for Landlord to bring a legal action for recovery, the Tenant shall be additionally liable for court costs and attorney's fees.

                                ARTICLE FIFTEEN
                            MISCELLANEOUS PROVISIONS

15.1 RIGHT OF ENTRY. Tenant agrees that the Landlord shall have the right at any time and from time to time to enter the Premises (subject to giving Tenant reasonable notice of the same except in the event of an emergency in which case no such notice shall be necessary) to inspect the same, to make repairs, to supply janitor service and any other service required to be made by Landlord; Landlord may submit the Premises to prospective purchasers or tenants, have entry to post appropriate or lawful notices, and to alter, improve or repair the Premises and any portion of the Building without abatement of Rent or other sums. Landlord may for that purpose erect scaffolding any other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked hereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant waives any claims for damages for any injury or inconvenience to or interference with the Tenant's business and loss of occupancy or quiet enjoyment of the Premises. For each of the aforesaid purposes, Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency and any entry to the Premises obtained by the Landlord by any of said means, or otherwise, shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of the Tenant from the Premises or any portion thereof.

15.2 REAL ESTATE BROKER. The Tenant represents and warrants that neither the Tenant nor any of the Tenant's representatives, employees, or agents have dealt with or consulted any real estate broker in connection with this Lease except for Tower Realty Services, Inc. and Harbert Realty Services of Florida which, according to Chapter 475, discloses that they represent the Landlord and whose fees will be paid by the Landlord. Without limiting the effect of the foregoing, the Tenant agrees to indemnify, defend and hold the Landlord harmless against any claim, or demand made by a real estate broker or agents claiming to have dealt or consulted with the Tenant or any of the Tenant's representatives, employees or agents contrary to the foregoing representations and warranty. Tenant specifically waives any right to interpose or be represented by a broker for any renewal, extension, expansions of this Lease or the Premises, or any new negotiation for any other space in the building after the date of execution of this Lease by Landlord.

15.3 NON-WAIVER. The waiver by the Landlord of any term, covenant or condition herein shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition contained in this Lease. The acceptance of Rent or other sums by the Landlord shall not be deemed to be a waiver of any breach by the Tenant of any term, covenant or condition of this Lease.

15.4 NOTICES. All notices and demands that may be or are required to be given by either party to the other shall be in writing. Any written notice to either the Landlord or the Tenant shall be deemed delivered (whether or not received) when mailed by certified or registered mail, postage prepaid, and deposited in the United States Mail. Any written notice not so mailed shall be deemed to have been received upon its actual receipt, with the sender of the notice bearing the burden of proving receipt. Notices to the Tenant may be addressed to the Premises, or to such other place as the Tenant may from time to time designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent as above required to, Emerson Investments International, Inc., 5728 Major Blvd., Suite 200, Orlando, Florida 328l9 or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

15.5 CAPTIONS. Captions of each paragraph are added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

15.6 DEFINITIONS. The words "Landlord" and. "Tenant" as used herein shall include the plural as well as the singular. Words used in the masculine gender include the feminine and. neuter. If there be more than one Tenant, the obligations hereunder imposed upon the Tenant shall be joint and several. The term "business day" or "business days" as used in this Agreement, and except as modified by the rules and regulations from time to time adopted by the Landlord, shall exclude Saturdays, Sundays and all Holidays.

15.7 TIME. Time is of the essence of this Lease and each and all of its provisions.

15.8 LEASE EXAMINATION. The submission of this instrument for examination of signature by the Tenant does not constitute a reservation of, offer or an option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

15.9 SEVERABILITY. If any clause of provision of this Lease is illegal, invalid or unenforceable under present or future laws (the deletion of which would not adversely affect the receipt of any material benefit or substantially increase the burden of any part hereto) effective during this Term, then and in that event, it is the intention of the parties that the remainder of this Lease, and the Term covered thereby, shall not be affected. All rights, powers, and privileges conferred by this Lease upon the parties shall be cumulative but not restricted to those given by law.

15.10 ENTIRE AGREEMENT AND MODIFICATION. This Lease contains the entire agreement of the parties, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied in this instrument shall be of any force or effect. No amendment, modification or variation of this Lease or any of its terms or provisions shall be effective, binding or valid unless and until it is reduced to writing and executed by the parties. No failure of the Landlord to exercise any power given the Landlord by this instrument, or to insist upon strict compliance by the Tenant of any obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of the Landlord's right to demand exact compliance with the terms of this Lease.

15.11 NO ESTATE IN LAND. This Lease shall create the relationship of Landlord and Tenant. No estate shall pass out of the Landlord and the Tenant has only a right to use that is not subject to levy and sale.

15.12 SPECIAL PROVISIONS. Insofar as the attached special stipulations, if any, conflict with any of the foregoing provisions, the special provisions shall control.

15.13 RULES OF CONSTRUCTION. This Lease shall be construed under the laws of the State of Florida.

15.14 PLANS. Any floor plan, thawing or sketch that is attached to or made a part of this Lease, is used solely for the purpose of reasonably approximately identification and location of the Premises, and any markings, measurements, dimensions or notes of any kind contained therein (other than the outline of the Premises for approximate identification and location of the Premises) are not to be considered apart of this Lease.

15.15 SUCCESSORS AND ASSIGNS. The covenants and. conditions herein contained shall, subject to the provisions as to assignment, apply to and bide the heirs successors, executors, administrators and assigns of the parties hereto.

15.16 LANDLORD'S LIABILITY. Notwithstanding any provisions herein to the contrary, Tenant specifically agrees to look solely to Landlord's interest in the Building (including casualty or condemnation proceeds) for the recovery of any judgment from Landlord. It being agreed that neither Landlord nor its principals shall ever be personally liable for any such judgment.

15.17 HAZARDOUS MATERIALS AND POLLUTANTS. Tenant shall have no right and specifically agrees to not permit or allow any hazardous, dangerous chemicals or materials into the Building, Land, or Premises. Tenant discloses to Landlord that it intends to use the hereinafter described toxic chemicals (or other substances that constitute hazardous substances) in its business operations to be conducted on the Premises and that the manner of their usage in Tenant's operations, the hazardous by-products derived therefrom, and the manner of disposal of such by-products is as hereafter described as none used by Tenant. Tenant shall indemnify, defend and hold Landlord harmless from any and all liability, claims costs, fines, fees, actions, or sanction asserted by or on behalf of any person or governmental authority arising from or in connection with Tenant's use or misuse, handling or mishandling, storage, spillage, discharge, seepage into water bodies or the groundwater supply, or release into the atmosphere of any hazardous materials, toxic substances, pollutants, or contaminants, whether solid, liquid or gas. Tenant shall take all reasonable precautions and safety measures, in accordance with current technology, to prevent the release of hazardous materials, toxic substances, pollutants, and contaminants under Tenant's control. In the event Tenant learns of the discharge upon the Premises of any hazardous materials, pollutant or contaminant under Tenant's control, Tenant shall immediately undertake to contain, remove, and abate the discharge. Failure of Tenant to comply with the provisions of this Paragraph 15.17 shall constitute an event of default. This indemnification obligation shall survive the expiration or termination of this Lease, and shall be binding personally on all officers, directors or other individuals of any entity that Tenant may be executing this Lease in the name of.

15.18 RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of radon that exceed Federal arid State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing maybe obtained from your county public health unit.

15.19 WAIVER BY TENANT. To the extent permitted by law, Tenant hereby waives (a) jury trial in any action or proceeding regarding a default by Tenant and/or Landlord's right to possession of the Premises, and (b) in any action or proceeding by Landlord for monies owed by Tenant and/or possession of the Premises, then Tenant waives the right to interpose any cross claim or counterclaim (except a mandatory cross claim or counterclaim if the same is provided for pursuant to Florida law). However, the foregoing will not prohibit Tenant from bringing a separate lawsuit against Landlord.

15.20 LANDLORD'S RESERVATION OF RIGHTS WITH RESPECT TO THE BUILDING. Landlord, in addition to all other rights which it may have under this Lease, hereby expressly reserves all tights in connection with the Land, the Building or the Premises not expressly and specifically granted to Tenant under this Lease and Tenant hereby waives all claims for damages, loss, expenses, Liability, eviction or abatement it has or may have against Landlord on account of Landlord's exercise of its reserved rights, including, but not limited to, Landlord's right to alter the existing name, address, style or configuration of the Building or the common areas, signage, suite identifications, parking facilities, lobbies, entrances and exits, elevators and stairwells. Landlord reserves the right to use, install, monitor, and repair pipes, ducts and conduits within the walls, columns, and ceilings of the Premises.

15.21 AUTHORITY. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several. In case Tenant is a corporation, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

15.22 FORCE MAJEURE. If, by reason of (i) strike, (ii) labor troubles, (iii) governmental preemption in connection with a national emergency, (iv) any rule, order or regulation of any governmental agency, (v) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or any other cause, or (vi) any cause beyond Landlord's reasonable control, Landlord is unable to perform or is delayed in performing any of its obligations under this Lease (including Improvements, if applicable) or is unable to supply or is delayed in supplying any service which Landlord is obligated to supply, then Landlord shall have no liability in connection with that inability and this Lease and Tenant's obligation to perform all of Tenant obligations under this Lease shall in no way be affected, impaired or excused.

15.23 PAYMENT ALLOCATION. If Tenant is in arrears in payment of any amount of Rent to be paid hereunder, Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

15.24 RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof but Landlord may record this Lease or a memorandum thereof, at is sole discretion.

15.25 ANTENNAE RIGHTS. Subject to Landlord's approval of specifications, location and installation, Tenant shall be permitted to install, for its own use, satellite and/or communications equipment, provided it does not interfere with other Tenant's in the building and Tenant shall abide by and be subject to local government regulations. Furthermore, Tenant shall be responsible for any damage to roof and shall be responsible to restore the roof to its original condition (normal wear and tear excepted) at the end of' the lease term.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date here below written.

WITNESSETH:                             LANDLORD:

                                            EMERSON INVESTMENTS
                                            INTERNATIONAL, INC.

___________________________
As to Landlord                          By: _____________________________
                                            Joseph Pasqualetti, President

                                        Date: ___________________________


WITNESSETH:                             TENANT:

                                            EMPIRE FINANCIAL HOLDING
                                            COMPANY

___________________________
As to Tenant                                By: _________________________
                                                Kevin M. Gagne

                                            Date: _______________________

                                   EXHIBIT "A"

                                   EXHIBIT "B"

                                 SANLANDO CENTER
                              RULES AND REGULATIONS

         The Rules and Regulations set forth in this Exhibit shall be and hereby are made a part of the Lease to which they are attached. Whenever the term "Tenant" is used in these Rules and Regulations, it shall be deemed to include Tenant; its employees or agents and any other persons permitted by Tenant to occupy or enter the Premises. Landlord may from time to time modify the following Rules and Regulations.

1. OBSTRUCTION. Sidewalks, entries, passages, corridors, halls, lobbies stairways, elevators, and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or its suppliers, vendors, or other agents, or used for any purpose other than ingress and egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant. The floors, skylights, and windows that reflect or admit light into any place shall not be covered or obstructed by Tenant.

2. ORDINARY BUSINESS HOURS. Whenever ordinary business hours is used in the Lease or in these Rules and Regulations, the ordinary business hours of the Building shall be from 8:00 AM to 9:00 PM Monday through Friday and 8:00 AM to 3:00 M Saturday, excluding the legal holidays as designated by the Landlord.

3. DELIVERIES. Tenant shall insure that all deliveries to Tenant at the Premises shall be made only upon the elevator designated by Landlord for deliveries and only during the ordinary business hours of the Building except furniture. (See
Section 4.) Large and/or extremely heavy supply deliveries must be coordinated, in advance, with building management. If any person delivering supplies to Tenant damages the elevator or any other part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

4. MOVING. Furniture and equipment shall be moved in or out of the building only upon the elevator designated by Landlord for deliveries and the only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall require such movers to use only the loading facilities and elevator designated by Landlord. If Tenant's movers damage the elevator or any other part of the Building or Premises, Tenant shall pay the Landlord upon demand the amount required to repair such damages.

5. HEAVY ARTICLES. No safe or article the weight of which may in the reasonable opinion of Landlord, constitute a hazard or result in. damage to the Building or its equipment, shall be moved into the Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard or result in damage to the Building or its equipment, shall be moved into, from or about the Building or its equipment, only during such hours and in such manner as shall be prescribed by Landlord. Landlord shall have the right to designate the location of such articles in the Premises.

6. NUISANCE. Tenant shall not conduct its business in such manner as to create any nuisance, or interfere with, annoy or disturb any other tenant in the Building, or Landlord in its operation of the Building or commit waste or suffer or permit waste to be committed in the Premises, Building or parking area. In addition, Tenant shall not allow it officers, agents, employees, servants, patrons, customers, licensees or visitors to conduct themselves in such manner as to create any nuisance or interface with, annoy or disturb any other Tenant in the Building or commit waste or suffer or permit waste to be committed in Premises, Building or parking areas.

7. BUILDING SECURITY. Landlord may restrict access to and from Premises and the Building outside the ordinary business hours of the Building far reasons of Building security. Landlord may require identification of persons entering and leasing the Building during this period and, for this purpose may issue Building passes to Tenants of the Building.

8. PASS KEY. The janitor of the building may at all times keep a pass key to the Premises, and he and other agents of Landlord shall at all times be allowed admittance to the Premises.

9. LOCKS AND KEYS FOR PREMISES. No additional lock or locks shall be placed on any door in the Building, and no existing lock shall be changed unless the written consent of Landlord shall first have been obtained and duplicate key provided to Landlord. Landlord, if locked by Landlord, will furnish a reasonable number of keys to the Premises and to the toilet rooms, and Tenant shall not have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to the Building, offices, and toilet rooms.

10. SIGNS. Landlord will provide building standard signs to Tenant's entrance door for Tenant. No advertisement, sign or other notice shall be inscribed, painted or affixed on any part of the outside or inside of the Building, except upon. the interior doors as permitted by Landlord.

11. USE OF WATER FIXTURES. Water closets and other water fixtures shall not be for any purpose other than that for which the same are intended. Tenant shall pay for any damage resulting to the same from misuse on the part of Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

12. NO ANIMAL/EXCESSIVE NOISE. Tenant shall bring no animals into the building, No person shall disturb the Tenants of

13.

14.

15. WINDOWS AND ENTRANCE DOORS. Window shades, blinds or curtains of a uniform Building Standard color and pattern only shall be provided for the exterior glass of the

Building by Landlord. Tenant's entrance doors should be kept closed at all times in accordance with the fire code.

16. HAZARDOUS: OPERATIONS AND ITEMS. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent. Consent may be withheld in Landlord's absolute discretion. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose are expressly prohibited. Explosive or other articles deemed extra hazardous, shall not be brought into the building. Tenant shall comply with Right to Know laws.

17. HOURS FOR REPAIR MAINTENANCE AND ALTERATIONS. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building; unless Landlord shall have first consent, in writing, to such work being done outside of such times. If Tenant desires to have such work done by Landlord's employees on Saturdays, Sundays, holidays, or weekdays outside of ordinary business hours and Landlord's obligations, Tenant shall pay the cost of such labor.

18. NO DEFACING. Except as permitted by Landlord, Tenant shall not mark upon, cut, drill into, drive nails or screws into, or any way deface the doors, walls, ceilings, or floors of the Premises of the Building. In addition, no connection shall be made to the electric wires or electric fixtures without the express written consent, on each occasion, of Landlord or its agents. Tenant shall pay for any defacement, damage or injury caused by Tenant.

19. LIMIT ON EQUIPMENT. Tenant shall not, without Landlord's prior written consent, install or operate any computer using more than (10) AMPS, duplicating or other large business machines or equipment upon the Premises, or carry on any mechanical business thereon. If Tenant requires any interior wiring, such as for a business machine, intercom, printing equipment or copying equipment, such wiring shall be done by the electrician of the Building only at Tenant's expense. No outside wiring persons shall be allowed to do work of this kind unless by written consent of Landlord or its representatives. If telegraphic equipment or telephonic service is desired, the wiring for it shall be done as directed by the electrician of the Building to supervise the same. No boring or cutting for wiring shall be done unless approved by landlord or its representatives, as stated.

20. SOLICITATION/FOOD & BEVERAGES. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concession, licenses or permission for sale or taking of orders for foods, services or merchandise in the Premises, nor install, or permit the installation or use of any machine or equipment for dispensing goods, foods, or beverages in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the approval of Landlord and in compliance with arrangement prescribed by Landlord. Only persons approved in writing by Landlord shall be permitted service, distribute or deliver food and beverages within the Building or to use the elevators or public areas of the Building for that purpose.

21. CLEANING. No Tenant shall employ any person or persons, other that the janitor of Landlord, for the purpose of cleaning Premises, unless otherwise agreed to by Landlord in writing. Except with the written, consent Landlord no person or persons, other than those approved by Landlord, shall be permitted to enter the Building for the purpose of cleaning same. No Tenant shall cause unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of Premises. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however, occurring or for any damage done to the effect of any Tenant by the janitor or any other employee of any other person.

22. ELECTRIC RESTRICTIONS. No Tenant shall install any radio or television antenna.

23. LANDLORD'S RIGHT TO WAIVER. Landlord may waive any one or more of these reasonable Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Building.

24. ADDITIONS AND CHANGES. Landlord reserves the right to make such other reasonable Rules and Regulations as in its judgment may from time to time be needed for safety and security, for care arid cleanliness of the Building and for preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional Rules and Regulations, which are adopted.

25. WALL COVERING. All wallpaper or vinyl fabric materials, which Tenant may install on painted walls, shall be applied with a strippable adhesive. The use of non-strippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

26. CARPET CARE. Tenant shall provide and maintain hard surface protective mats under all desk chairs, which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

27. FIRE SAFETY. Tenant will adhere to all fire safety practices as established by the local authorities and inform its employee of same.

28. TENANT'S RESPONSIBILITIES. Tenant shall be responsible for the observance of all the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

29. RULES AND REGULATIONS. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or part, the terms, covenants, agreements in the Building. It is the Tenant's sole responsibility to abide by such Rules and Regulations, and failure to do so may result in default under the terms of the Lease.

30. CAPTIONS. The caption for each of the Rules and Regulations is added as a matter of convenience only and shall be considered of no effect in the construction of any provisions of these Rules and Regulations.

31. FIRE ALARM TESTING. Landlord shall use its best reasonable efforts not to schedule any fire alarm testing during the hours of 9:00 a.m. and. 4:00 p.m. unless required by any particular governmental agency or department.

                                   EXHIBIT "C"

                                PARKING ADDENDUM

                                 TO OFFICE LEASE
          BETWEEN EMERSON INVESTMENTS INTERNATIONAL, INC. ("LANDLORD")
                                       AND
                        EMPIRE FINANCIAL HOLDING COMPANY

         So long as this Lease remains in effect and Tenant is not in default hereunder, Tenant shall have an exclusive license to use up to two (2) parking spaces which service the Building in consideration for Tenant's payment of Fifty Dollars and 00/100 ($50.00) per month per space for a total of One Hundred Dollars and 00/100 ($100.00) plus sales and use tax which shall be due and payable as Additional Rent at the same time as are Tenant's monthly installments of Base Rent. This exclusive license shall commence an the date on which Tenant's rental obligation under the Lease commences, and shall terminate on Expiration Date of the Lease. Provided, however, that upon not less than 30 days notice from Landlord to Tenant, Landlord shall have the right to increase the monthly payment hereunder to the prevailing rate for parking as then determined by Landlord, but upon the giving of any such notice, Tenant shall have the right to terminate this parking agreement commencing on the date on which the increase in payment is to occur. If Tenant does not give notice to Landlord at least 15 days prior to the date on which the increase in the amount of the payment hereunder is to occur, then. it shall be conclusively presumed that Tenant agrees to such increase and Tenant shall have waived its right to terminate this parking agreement as a result of such increase in the payment.

         Upon not less than 30 days notice from Landlord to Tenant, Landlord may alter the number of parking spaces which Tenant shell have the right to use, provided that the number of spaces provided to Tenant shall not be diminished below that number of parking spaces set forth above. Landlord reserves the right to specifically assign and reassign from time to time any or all of said parking spaces among the tenants of the Building in any manner in which Landlord determines in its sole discretion and Tenant shall, upon not less then 10 days notice from Landlord, furnish Landlord with the state automobile license numbers assigned to its automobile or automobiles and the automobiles of all its employees and representatives employed or working in the premises, and Tenant agrees to comply with such other requests as Landlord may make in Landlord's enforcement of any parking control program. Notwithstanding the existence of any such control, Landlord shall not be responsible to Tenant, its employees, agents, representatives, customers or invitees for any violation of any parking control program implements by the Landlord.

         The provisions of this Addendum supplement and are specifically subject to all provisions of the Lease.

                                ADDENDUM TO LEASE

         This ADDENDUM TO LEASE (hereinafter referred to as "Addendum") is made and entered into this 23rd day of January, 2004 by and between EMERSON INTERNATIONAL, INC., Landlord, and EMPIRE FINANCIAL HOLDING COMPANY, Tenant.

                              W I T N E S S E T H:

         WHEREAS, both EMERSON INTERNATIONAL, INC. and EMPIRE FINANCIAL HOLDING COMPANY, respectively under that certain Lease Agreement dated December 31, 2004 for the Premises located at 2170 West State Road 434, Suite 130, Longwood, FL 32779 (hereinafter referred to as the "Premises") hereby agree that the items and conditions set forth in the Lease shall, except as expressly set forth herein, remain in full force and effect.

         WHEREAS, Tenant is now desirous of Leasing additional space and Landlord and Tenant desire to amend the Lease terms and conditions set forth in the Lease, and all amendments thereto, as modified hereby.

         NOW THEREFORE, for and in consideration of the promises and mutual covenants hereinafter contained, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant agree as follows:

1. TERM: This Addendum shall commence on March 1, 2004 and shall expire at midnight on February 28, 2010.

2. ADDITIONAL PREMISES: Landlord hereby leases and Tenant accepts. That part of the Building outlined on EXHIBIT "A", called Suite 130 on the 1st floor of the Building, including all tenant improvements made by Landlord. The Premises shall consist of approximately 2,042 rentable square feet, which includes a portion of the common area.

3. RENT: Tenant shall pay to the Landlord in the manner specified below as rent plus applicable sales and use tax for Suite 130:

                 PERIOD                 RATE PER RENTABLE SQUARE FOOT
                 ------                 -----------------------------
         03/01/04 thru 08/31/04                   Free Rent
         09/01/04 thru 02/28/05                    $ 15.50
         03/01/05 thru 02/28/06                    $ 16.00
         03/01/06 thru 02/28/07                    $ 16.00
         03/01/07 thru 02/29/08                    $ 16.40
         03/01/08 thru 02/28/09                    $ 16.80
         03/01/09 thru 02/28/10                    $ 17.25

         The rent shall be due and payable in monthly installments in advance without notice, demand, deduction or set off of any kind, on the first day of each month.

4. IMPROVEMENTS TO PREMISES AND MOVING ALLOWANCE: Landlord shall provide Tenant with an allowance ("The Allowance") as a credit against the cost of the improvements to the premises and moving expenses, including the Non-Standard Improvements. The Allowance shall be equal to TEN DOLLARS & NO CENTS ($10.00) per square foot of "Rentable floor area" of the Premises, subject to a mutually agreed upon moving expenses, space plan for the premises, utilizing building standard finishes and materials including architectural and engineering. To the extent that the total cost of The Allowance is exceeded, Tenant shall pay to Landlord the full amount of such excess within thirty (30) days following Substantial Completion.

         If Tenant incurs any costs, then notwithstanding any provision in this Lease and without implying that any such right exists, Tenant shall have no right to cancel or terminate this Lease. Tenant's Costs represent a reimbursement of monies expended by Landlord on Tenant's behalf. Any delay in construction of the Improvements to Premises or in Tenant taking occupancy of the Premises resulting from Tenant's failure to make any Tenant's Costs payment when due shall be Tenant's responsibility. Tenant's failure to pay any portion of Tenant's Costs when due shall constitute a default under the Lease (subject to any applicable notice requirements or grace periods), entitling Landlord to all of its remedies thereunder.

         Tenant shall not receive any credit or payment for any unused portion of the Tenant Improvement Allowance and any unused allowance shall be forfeited if not utilized for its intended purpose within six months of the date of the Lease.

5. REAFFIRMATION. Except as modified and amended hereby, all other terms and conditions of the Lease shall remain in full force and effect and by this reference the terms of this Addendum are fully incorporated therein.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum on the date here below written.

WITNESSETH:                             LANDLORD:

                                            EMERSON INTERNATIONAL, INC.

__________________________
As to Landlord                          By: _____________________________
                                            Joseph Pasqualetti, President

                                        Date: ___________________________

WITNESSETH:                             TENANT:

                                            EMPIRE FINANCIAL HOLDING
                                            COMPANY, INC.

__________________________
As to Tenant                            By: _____________________________
                                            Kevin M. Gagne, C.E.O.

                                        Date: _______________________